UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2008
APRIA HEALTHCARE GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14316	33-0488566

(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

26220 Enterprise Court
Lake Forest, California	92630

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 639-2000
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On September 16, 2008, Apria Healthcare Group Inc. (“Apria”) issued a press release announcing the filing of a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the pending merger between Apria and an affiliate of The Blackstone Group. Apria also announced that a special meeting of its shareholders to consider a proposal to approve and adopt the definitive merger agreement between Apria and Blackstone has been scheduled for Friday, October 10, 2008 at 10:00 a.m., local time at 26220 Enterprise Court (Building 26210 — Sawgrass Room), Lake Forest California. A copy of the press release is attached hereto as Exhibit No. 99.1.
     The information in this current report on Form 8-K is being furnished to the Commission and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.
Forward-Looking Statements
     This Current Report and the exhibits attached herewith contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the proposed acquisition of Apria by Blackstone and the risks and uncertainties related to the occurrence of future events. These forward-looking statements are based on management’s current expectations, assumptions, estimates and projections about the current economic environment, Apria and its industry. Certain factors that could cause actual events not to occur as expressed in the forward-looking statements include, but are not limited to, (i) the failure to obtain the necessary approval by Apria’s shareholders, and (ii) the satisfaction of various other closing conditions contained in the definitive merger agreement. Other potential risks and uncertainties are discussed in Apria’s reports and other documents filed with the SEC from time to time. Apria assumes no obligation to update the forward-looking information. Such forward-looking statements are based upon many estimates and assumptions and are inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of Apria’s management. Inclusion of such forward-looking statements herein should not be regarded as a representation by Apria that the statements will prove to be correct.
IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC
     In connection with the proposed acquisition by Blackstone, Apria filed a definitive proxy statement and other relevant documents concerning the transaction with the SEC on September 16, 2008.
SHAREHOLDERS OF APRIA ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION.
     Investors and security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by Apria through the web site maintained by the SEC at www.sec.gov. Free copies of the proxy statement and Apria’s other filings with the SEC also may be obtained from Apria. Free copies of Apria’s filings may be obtained by directing a request to the Investor Relations Department at Apria. In addition, investors and security holders may access copies of the documents filed with the SEC by Apria on Apria’s website at www.apria.com.
     Apria, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from Apria’s shareholders with respect to the transactions contemplated by the definitive agreement between Blackstone and Apria. Information regarding Apria’s directors and executive officers is contained in Apria’s Annual Report on Form 10-K for the year ended December 31, 2007, its definitive proxy statement filed with the SEC on April 9, 2008 for its 2008 Annual Meeting of Stockholders, and its definitive proxy statement filed with the SEC on September 16, 2008 for its Special Meeting of Stockholders, which are filed with the SEC. As of September 15, 2008, Apria’s directors and executive officers beneficially owned (as calculated in accordance with SEC Rule 13d-3) approximately 2,549,122 shares, or 5.8%, of Apria’s common stock. You can obtain free copies of these documents from Apria using the contact information set forth above. Additional information regarding interests of such participants is included in the definitive proxy statement filed with the SEC on September 16, 2008 and available free of charge as indicated above.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit
Number	Reference
99.1	Press Release, dated September 16, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APRIA HEALTHCARE GROUP INC.
Registrant

/s/ Peter A. Reynolds

Peter A. Reynolds
Chief Accounting Officer and Controller
September 17, 2008

EXHIBIT INDEX

Exhibit
Number	Reference
99.1	Press Release, dated September 16, 2008